Note Payable with Related Party	8 Months Ended
Sep. 30, 2024
Note Payable with Related Party [Abstract]
Note Payable with Related Party

6. Note Payable with Related Party

In March 2024, the Company entered into a Series A Preferred Stock and Convertible Note Purchase Agreement (the “Purchase Agreement”) with Fairmount Healthcare Fund II, L.P. (“Fairmount”), whereby the Company issued a convertible note (the “Convertible Note”), with an initial principal amount of $25.0 million that, at the time of issuance, could be converted into Pre-Merger Oruka Series A Preferred Stock (or a series of preferred shares that is identical in respect to the shares of preferred shares issued in its next equity financing) or shares of Pre-Merger Oruka Common Stock in exchange for aggregate proceeds of $25.0 million. The Convertible Note accrued interest at a rate of 12.0% per annum. At issuance, the Convertible Note required all unpaid interest and principal to mature on December 31, 2025 (the “Maturity Date”) and prepayment was not permitted without prior written consent of Fairmount. At issuance, the principal payment along with the accrued interest on the Convertible Note was due in full on the Maturity Date.

The Company assessed all terms and features of the Convertible Note in order to identify any potential embedded features that would require bifurcation. As part of this analysis, the Company assessed the economic characteristics and risks of the embedded features. The Company determined that the share settled redemption feature was clearly and closely related to the debt host and did not require separate accounting. The Company determined that the conversion options of the Convertible Note were not clearly and closely associated with a debt host. However, these features did not meet the definition of a derivative under ASC 815, Derivatives and Hedging, and as a result, did not require separate accounting as a derivative liability.

The Company paid debt issuance costs of less than $0.1 million in relation to the Convertible Note. The debt issuance costs were reflected as a reduction of the carrying value of Convertible Note on the condensed consolidated balance sheet and were being amortized as interest expense over the term of the Convertible Note using the effective interest method. For the three months ended September 30, 2024 and the period from February 6, 2024 (inception) to September 30, 2024, the Company recognized interest expenses related to the Convertible Note of $0.5 million and $1.5 million, respectively, which includes non-cash interest expense related to the amortization of debt issuance.

Immediately prior to the completion of the Merger (see Note 1), the Convertible Note was converted into shares of Pre-Merger Oruka Common Stock based on the aggregate principal amount of $25.0 million, plus unpaid accrued interest of $1.5 million divided by the conversion price which was determined based upon the Company’s fully-diluted capitalization immediately prior to the Merger. At the effective time of the Merger, the Pre-Merger Oruka Common Stock issued upon the conversion of the Convertible Note (including accrued interest) automatically converted into 2,722,207 shares of Company Common Stock. As of September 30, 2024, the Convertible Note is not outstanding.